EXECUTION COPY)

STRUCTURED ASSET SECURITIZATION CORPORATION,

as Purchaser,

and

FIELDSTONE MORTGAGE COMPANY,

as Seller,

______________________________________________

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of September 1, 2003

______________________________________________

Fixed Rate and Adjustable Rate Mortgage Loans

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

SECTION 1.1.

Definitions

1

ARTICLE II

SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

SECTION 2.1.

Sale of Mortgage Loans

2

SECTION 2.2.

Obligations of Seller Upon Sale

2

SECTION 2.3.

Payment of Purchase Price for the Mortgage Loans

3

ARTICLE III

REPRESENTATIONS AND WARRANTIES; REMEDIES FOR BREACH

SECTION 3.1.

Seller Representations and Warranties

4

SECTION 3.2.

Seller Representations and Warranties Relating to the Mortgage Loans

5

SECTION 3.3.

Remedies for Breach

15

ARTICLE IV

SELLER’S COVENANTS

SECTION 4.1.

Covenants of the Seller

16

ARTICLE V

SERVICING

SECTION 5.1.

Servicing

16

ARTICLE VI

INDEMNIFICATION BY THE SELLER WITH RESPECT TO THE MORTGAGE LOANS

SECTION 6.1.

Indemnification

16

ARTICLE VII

TERMINATION

SECTION 7.1.

Termination

20

ARTICLE VIII

MISCELLANEOUS PROVISIONS

SECTION 8.1.

Amendment

20

SECTION 8.2.

Governing Law

20

SECTION 8.3.

Notices

20

SECTION 8.4.

Severability of Provisions

20

SECTION 8.5.

Counterparts

21

SECTION 8.6.

Further Agreements

21

SECTION 8.7.

Intention of the Parties

21

SECTION 8.8.

Successors and Assigns: Assignment of Purchase Agreement

21

SECTION 8.9.

Survival

22

MORTGAGE LOAN PURCHASE AGREEMENT (the “Agreement”), dated as of September 1, 2003, between FIELDSTONE MORTGAGE COMPANY (the “Seller”) and STRUCTURED ASSET SECURITIZATION CORPORATION (the “Purchaser”).

W I T N E S S E T H

WHEREAS, the Seller is the owner of (i) the notes or other evidence of indebtedness (the “Mortgage Notes”) so indicated on Schedule I hereto referred to below, and Related Documents (as defined below) (collectively, the “Mortgage Loans”);

WHEREAS, the Seller as of the date hereof owns the mortgages (the “Mortgages”) on the properties (the “Mortgaged Properties”) securing such Mortgage Loans, including rights to (a) any property acquired by foreclosure or deed in lieu of foreclosure or otherwise and (b) the proceeds of any insurance policies covering the Mortgage Loans or the Mortgaged Properties or the obligors on the Mortgage Loans;

WHEREAS, the parties hereto desire that the Seller sell the Mortgage Loans to the Purchaser pursuant to the terms of this Agreement; and

WHEREAS, the Purchaser will assign to Fieldstone Mortgage Investment Corp. 2003-1 (the “Trust”) all of the Purchaser’s rights against the Seller pursuant to this Agreement as described herein pursuant to the terms of a Trust Agreement dated as of September 1, 2003 (the “Trust Agreement”) among the Purchaser, as depositor, the Trust, Wells Fargo Bank Minnesota, National Association, as master servicer and trust administrator, and HSBC Bank USA, as trustee.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.

Definitions.  All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Trust Agreement.  In addition, the following words and phrases shall have the following meanings:

“First Lien”:  With respect to any Mortgage Loan which is a second priority lien, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

“Purchaser Information”:  The information in the Prospectus and the information in the Prospectus Supplement other than the Seller Information and any other information furnished by the Underwriters, the Subservicer or the Master Servicer.

“Seller Information”: The following information in the Prospectus Supplement:  (i) “Description of the Mortgage Pools,” (ii) “Underwriting Guidelines,” (iii) any numerical information relating to the Mortgage Loans and any information relating to the characteristics and the terms of the Mortgage Loans in “Summary—The Mortgage Loans,” “Risk Factors—Higher Expected Delinquencies of the Mortgage Loans,” “Risk Factors—Mortgage Loan Interest Rates May Limit Interest Rates on the Certificates,” “Risk Factors—Potential Inadequacy of Credit Enhancement—Excess Interest and Overcollateralization,” “Risk Factors—Simultaneous Second Lien Risk,” “Risk Factors—Mortgage Loans with Interest-Only Payments,” “Risk Factors—Unpredictability and Effect of Prepayments,” “Risk Factors—Geographic Concentration of Mortgage Loans” and “Yield, Prepayment and Weighted Average Life—General” and (iv) any other information in the Prospectus Supplement furnished in writing to the Purchaser by the Seller.

ARTICLE II
SALE OF MORTGAGE LOANS; PAYMENT OF PURCHASE PRICE

SECTION 2.1.

Sale of Mortgage Loans.  The Seller, concurrently with the execution and delivery of this Agreement, does hereby sell, assign, set over, and otherwise convey to the Purchaser, without recourse, all of its right, title and interest in (other than any servicing rights relating to the Mortgage Loans), to and under the following, whether now existing or hereafter acquired and wherever located: (i) the Mortgage Loans, including the related Cut-Off Date Balance, all payments in respect of the Mortgage Loans received after the Cut-Off Date (exclusive of payments in respect of principal and interest on the delinquent Mortgage Loans due prior to the Cut-Off Date and received thereafter); (ii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; (iii) the interest of the Seller in any insurance policies in respect of the Mortgage Loans; (iv) all rights under any guaranty and/or additional security agreement executed in connection with a Mortgage Loan; and (v) all proceeds of the foregoing.

SECTION 2.2.

Obligations of Seller Upon Sale.  In connection with any transfer pursuant to Section 2.1 hereof, the Seller further agrees, at its own expense, on or prior to the Closing Date, (a) to indicate in its books and records that the Mortgage Loans have been sold to the Purchaser or to the Trustee, as assignee of the Purchaser, as applicable, pursuant to this Agreement and (b) to deliver to the Purchaser a computer file containing a true and complete list of all such Mortgage Loans specifying for each such Mortgage Loan, as of the related Cut-Off Date, (i) its account number and (ii) the Cut-Off Date Balance.  Such file shall also be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement.

In connection with any conveyance by the Seller, the Seller shall on behalf of the Purchaser deliver to, and deposit with the Custodian on or before the Closing Date (except as noted below) the following documents or instruments with respect to each Mortgage Loan (collectively, the “Mortgage File” or, other than the Mortgage Note, the “Related Documents”):

(a)

the original Mortgage Note, endorsed in blank, with all intervening endorsements showing a complete chain of title from the originator of such Mortgage Loan to the Seller;

(b)

the original Mortgage, with evidence of recording thereon; provided, that if the original Mortgage has been delivered for recording to the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located but has not yet been returned to the Seller by such recording office, the Seller shall deliver to the Custodian a certified true copy of such original Mortgage so certified by the Seller, together with a certificate of the Seller certifying that such original Mortgage has been so delivered to such recording office; in all such instances, the Seller shall deliver or cause to be delivered the original recorded Mortgage to the Custodian promptly upon receipt of the original recorded Mortgage;

(c)

the original attorney’s opinion of title or the original policy of title insurance; provided, that if any such original policy of title insurance has not yet been received by the Seller, the Seller may have delivered to the Custodian a copy of such policy or a title insurance binder or commitment for the issuance of such policy;

(d)

originals of all assumption and modification agreements, if any; and

(e)

guaranty and/or security agreement, if any.

The parties hereto intend that the transaction set forth herein be a sale for all purposes other than accounting and tax purposes by the Seller to the Purchaser of all the Seller’s right, title and interest in and to the Mortgage Loans and other property described above.  In the event the transaction set forth herein is deemed not to be a sale, the Seller hereby grants to the Purchaser a security interest in all of the Seller’s right, title and interest in, to and under the Mortgage Loans and the Related Documents and other property described above, whether now existing or hereafter created, to secure all of the Seller’s obligations hereunder; and this Agreement shall constitute a security agreement under applicable law.

SECTION 2.3.

Payment of Purchase Price for the Mortgage Loans.    In consideration of the sale of the Mortgage Loans from the Seller to the Purchaser on the Closing Date, the Purchaser agrees to pay to the Seller on the Closing Date by transfer of immediately available funds, an amount equal to $492,795,888.89 (the “Purchase Price”), which is net of an expense reimbursement amount of $103,070 (the “Expense Reimbursement Amount”), and to transfer to the Seller on the Closing Date the Class X Certificates.  The Expense Reimbursement Amount shall reimburse the Purchaser for, among other things, the current Securities and Exchange Commission registration statement fees for the amount of registered securities issued on the Closing Date and an administration fee of $25,000. The Seller shall pay, and be billed directly for, all expenses incurred by the Purchaser in connection with the issuance of the Certificates, including, without limitation, printing fees incurred in connection with the prospectus relating to the Certificates, blue sky registration fees and expenses, fees and expenses of McKee Nelson LLP, fees of the rating agencies requested to rate the Certificates, accountant’s fees and expenses, Custodian fees, loan level due diligence fees, the fees and expenses of the Trustee and other out-of-pocket costs, if any.  If the Purchaser shall determine that the Expense Reimbursement Amount is not sufficient to reimburse the Purchaser for all expenses incurred by it that are subject to reimbursement by the Seller hereunder as described above, the Seller shall promptly reimburse the Purchaser for such additional amounts upon notice by the Purchaser to the Seller.  If the Purchaser shall determine that the Expense Reimbursement Amount exceeds the amount necessary to reimburse the Purchaser for all expenses incurred by it that are subject to reimbursement by the Seller hereunder as described above, the Purchaser shall reimburse the Seller for such additional amounts.

ARTICLE III
REPRESENTATIONS AND WARRANTIES;
REMEDIES FOR BREACH

SECTION 3.1.

Seller Representations and Warranties.  The Seller represents and warrants to the Purchaser as of the Closing Date that:

(i)

the Seller is a Maryland corporation, duly organized validly existing and in good standing under the laws of the State of Maryland, and has the corporate power to own its assets and to transact the business in which it is currently engaged.  The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller;

(ii)

the Seller has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under the Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.  When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by the availability of equitable remedies;

(iii)

the Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date;

(iv)

the execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Seller or any provision of the articles of association or bylaws of the Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound; and

(v)

no litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement which in the opinion of the Seller has a reasonable likelihood of resulting in a material adverse effect on the transactions contemplated by this Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive the sale and assignment of the Mortgage Loans to the Purchaser.

SECTION 3.2.

Seller Representations and Warranties Relating to the Mortgage Loans.  The Seller represents and warrants to the Purchaser as of the Closing Date that:

(i)

the information set forth in the Mortgage Loan Schedule relating to the Mortgage Loans is true and correct in all material respects as of the related Cut-Off Date;

(ii)

as of the Closing Date, the Mortgage File relating to each Mortgage Loan contains each of the documents and instruments specified to be included therein;

(iii)

each Mortgaged Property is improved by a one- to four-family single family residential dwelling.  No Mortgaged Property is a mobile home.  No Mortgaged Property securing any Mortgage Loans is a manufactured home;

(iv)

each Mortgage Loan is a closed-end mortgage loan and all amounts due under the related Mortgage Note have been advanced.  Each Mortgage Loan has an original term to maturity from the date on which the first Scheduled Payment is due of not more than 30 years.  No more than 2.25% of the Mortgage Loans are Balloon Mortgage Loans;

(v)

each Mortgage Note in respect of a Mortgage Loan provides for level monthly payments sufficient to fully amortize the principal balance of such Mortgage Note on its maturity date, except for no more than 40.50% of the Mortgage Loans (by Cut-Off Date Balance) which provide for payments of interest only during the first five years of the Mortgage Loan before adjusting to a fully amortizing Mortgage Loan over the remaining term;

(vi)

except in the case of Cooperative Loans, if any, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration.  Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance; provided the policy is not a “master” or “blanket” hazard insurance policy covering the common facilities of a planned unit development.  The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement;

(vii)

each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and (a) the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission and (b) no Mortgagor has been released, in whole or in part, from its obligations under the related Mortgage Note ;

(viii)

each Mortgage evidences a valid, subsisting, enforceable and perfected first lien on the related Mortgaged Property, except for no more than 1.99% of the Mortgage Loans (by Cut-Off Date Balance) which represent second liens on the related Mortgage Property, (including all improvements on the Mortgaged Property).  The lien of the Mortgage is subject only to: (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage and in the case of any second lien Mortgage Loans, the related First Lien.  Any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first lien or in the case of a second lien Mortgage Loan, a second lien, on the property described therein and the Purchaser has full right to sell and assign the same to the Trustee;

(ix)

except with respect to liens released immediately prior to the transfer herein contemplated, each Mortgage Note and related Mortgage have not been assigned or pledged and immediately prior to the transfer and assignment herein contemplated, the Seller was the sole owner and holder of, each Mortgage Loan subject to no liens, charges, mortgages, claims, participation interests, equities, pledges or security interests of any nature, encumbrances or rights of others (collectively, a “Lien”); the Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over the Seller, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfer and assignment herein contemplated, the Seller shall have transferred all of its right, title and interest in and to each Mortgage Loan to the Purchaser (or its assignee);

(x)

No Mortgage Loans were 30 or more days delinquent as of the Cut-Off Date; the Seller has not advanced funds to, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan;

(xi)

there is no delinquent tax, fee or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in good repair;

(xii)

no Mortgage Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Mortgage Note or Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(xiii)

none of the Mortgage Loans are retail installment contracts for goods or services or are home improvement loans for goods or services, which would be either “consumer credit contracts” or “purchase money loans” as such terms are defined in 16 C.F.R. § 433.1;

(xiv)

no Mortgagor has or will have a claim or defense against the Seller or any assignor or assignee of the Seller under any express or implied warranty with respect to goods or services provided in connection with any Mortgage Loan;

(xv)

the Mortgage, the Mortgage Note and the other Related Documents contain the entire agreement of the parties and all obligations of the Seller under the related Mortgage Loan, and no other agreement defines, modifies or expands the obligations of the Seller under the Mortgage Loan;

(xvi)

there is no mechanics’ lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal or coordinate with, the lien of the related Mortgage, and no rights are outstanding that under law could give rise to such a lien except those which are insured against by the title insurance policy referred to in Section 3.2(xix) below;

(xvii)

each Mortgage Loan at the time it was made complied with, and each Mortgage Loan at all times was serviced in compliance with, in each case, in all material respects, applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, consumer credit, truth-in-lending and disclosure laws;

(xviii)

with respect to each Mortgage Loan, either (a) a lender’s title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated in an amount at least equal to the original principal balance of such Mortgage Loan insuring the mortgagee’s interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record on the real property described in the Mortgage, subject only to the exceptions of the character referred to in Section 3.2(ix) above, was valid and in full force and effect on the date of the origination of such Mortgage Loan and as of the Closing Date or (b) an attorney’s opinion of title was prepared in connection with the origination of such Mortgage Loan;

(xix)

the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 9.16 of the Trust Agreement;

(xx)

a flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 9.16 of the Trust Agreement, if and to the extent required by Sections 9.16 of the Trust Agreement;

(xxi)

each Mortgage Note and the related Mortgage are genuine, and each Mortgage and Mortgage Note is the legal, valid and binding obligation of the related Mortgagor and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan and the Mortgagee had full legal capacity to execute all Mortgage Loan documents and to convey the estate therein purported to be conveyed.  The Mortgagor is a natural person who is a party to the Mortgage Note and the Mortgage in an individual capacity, and not in the capacity of a trustee or otherwise;

(xxii)

no more than 0.7% of the Mortgage Loans (by the Cut-Off Date Balance) are secured by Mortgaged Properties located within any single zip code area;

(xxiii)

the terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument included in the related Mortgage File which has been recorded or is in the process of being recorded, if necessary to protect the interests of the Noteholders and which has been or will be delivered to the Trustee.  The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule and was approved, if required, by the related primary mortgage guaranty insurer, if any.  Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or, except as provided in Section 2.2 hereof, are in the process of being recorded;

(xxiv)

except as provided in subclause (x) above, there are no defaults in complying with the terms of the Mortgage, and any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges or ground rents which previously became due and owing have been paid.  The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage Note, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest;

(xxv)

there is no proceeding pending or, to the Seller’s knowledge, threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

(xxvi)

all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

(xxvii)

no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

(xxviii)

the proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder.  Any and all requirements as to completion of any on-site or off site improvements and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

(xxix)

each Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and, in certain circumstances, additional real estate collateral;

(xxx)

no Mortgage Loan is subject to the Home Ownership and Equity Protection Act of 1994;

(xxxi)

there is no obligation on the part of the Seller or any other party to make payments in respect of a Mortgage Loan, in addition to those made by the Mortgagor;

(xxxii)

with respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(xxxiii)

no Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

(xxxiv)

the related First Lien, if any, requires equal monthly payments, unless such First Lien is a Balloon Mortgage Loan, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted no more frequently than monthly;

(xxxv)

either (a) no consent for the origination of a Mortgage Loan in a second priority lien position is required by the holder of the related First Lien or (b) such consent has been obtained and is contained in the Mortgage File;

(xxxvi)

with respect to any First Lien that provides for negative amortization or deferred interest, the balance of such First Lien used to calculate the Combined Loan-to-Value Ratio for the Mortgage Loan is based on the maximum amount of negative amortization possible under such First Lien.  With respect to any First Lien which is an open-ended loan, the Combined Loan-to-Value Ratio was calculated based on the maximum amount of principal which the borrower may incur thereunder;

(xxxvii)

the maturity date of the Mortgage Loan is prior to the maturity date of the related First Lien, if any, if such First Lien provides for a balloon payment.  No Mortgage Loan provides for negative amortization;

(xxxviii)

all parties which have had any interest in the Mortgage Loan, whether as originator, mortgagee, assignee, pledgee, servicer or otherwise, are (or, during the period in which they held and disposed of such interest, were) (a) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (b)(1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks having principal offices in such state, or (4) not doing business in such state so as to require qualification or licensing;

(xxxix)

the Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related security for the Mortgage Loan is sold without the prior consent of the mortgagee thereunder;

(xl)

any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule.  The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.  The Mortgage Note does not permit or obligate the Seller to make future advances to the Mortgagor at the option of the Mortgagor;

(xli)

the Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (b) otherwise by judicial or non-judicial foreclosure;

(xlii)

except as provided in subclause (x), there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration;

(xliii)

all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

(xliv)

all amounts received after the Cut-Off Date with respect to the Mortgage Loans to which the Seller is not entitled will be deposited into the Collection Account as of the Closing Date;

(xlv)

all of the Mortgage Loans were originated in accordance with the underwriting criteria set forth in the Prospectus Supplement; At least 53.0% and 43.0% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-Off Date Loan Group Principal Balance), were originated pursuant to one of the Seller’s full documentation origination programs; no more than 46.0% and 57.0% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-Off Date Loan Group Principal Balance), were originated pursuant to one of the Seller’s reduced documentation origination programs; and no more than 1.0% and 1.0% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-Off Date Loan Group Principal Balance), were originated pursuant to the Seller’s six-month bank statement program;

(xlvi)

each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus Supplement; each Mortgage Note and Mortgage is in substantially the form approved by FNMA or FHLMC or one of the forms attached as an exhibit to the Trust Agreement;

(xlvii)

the Mortgage Loans were not selected by the Seller for inclusion in the Trust on any basis intended to adversely affect the Trust;

(xlviii)

all appraisals were performed by qualified independent appraisers after analysis of other sales of properties in the area in which the related Mortgaged Property is located, and a full interior inspection appraisal was performed on forms acceptable to either FNMA or FHLMC in connection with each Mortgaged Property;

(xlix)

each hazard insurance policy required to be maintained under Section 9.16 of the Trust Agreement with respect to the Mortgage Loan is a valid, binding, enforceable and subsisting insurance policy of its respective kind and is in full force and effect;

(l)

each Mortgage Loan was originated by the Seller or an affiliate of the Seller or purchased by the Seller;

(li)

the Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the approval of the Mortgage Loan application by a qualified appraiser, duly appointed by the originator of the Mortgage Loan, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

(lii)

in the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except, in connection with a trustee’s sale after default by the Mortgagor;

(liii)

each Mortgaged Property is located in the state identified on the related Mortgage Loan Schedule and consists of a single parcel of real property with a one-family residence erected thereon, or an attached or detached or semi-detached two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development.  With respect to each Cut-Off Date Loan Group Principal Balance (a) no more than 8.0% and 1.0% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-Off Date Loan Group Principal Balance), are secured by real property improved by two- to four-family or multifamily dwellings.  No Mortgaged Property is held under a ground lease;

(liv)

no Mortgage Loan had a Combined Loan-to-Value Ratio at the time of origination of more than 100%;

(lv)

no more than 8.0% and 4.0% of the Mortgage Loans in Loan Group 1 and Loan Group 2, respectively (by Cut-Off Date Loan Group Principal Balance), are secured by Mortgaged Properties that are non-owner occupied properties.  The Mortgaged Property is lawfully occupied under applicable law;

(lvi)

the Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Section 3.1 (viii);

(lvii)

each Mortgage Loan was originated on or after June 1, 2003;

(lviii)

the Seller has not transferred the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the Seller’s creditors;

(lix)

no improvement located on or being part of the related Mortgaged Property is in violation of any applicable zoning law or regulation.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under applicable law;

(lx)

for purposes of the REMIC Provisions, each Mortgage Loan is an obligation which satisfies the test set forth below in either clause (a) or clause (b):

(a)

the fair market value, as reduced by the amount of any lien on such property that is senior to the lien securing such property and further reduced by the proportionate amount of any lien in parity with such obligation, of the interest in real property securing the obligation was at least equal to 80% of the adjusted issue price of the obligation at the time the obligation was originated or is at least equal to 80% of the adjusted issue price of the obligation at the time the obligation is contributed to the REMIC, or

(b)

substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation;

(lxi)

no Mortgagor has requested relief under the Soldiers’ and Sailors’ Civil Relief Act of 1940, as amended;

(lxii)

there do not exist any circumstances or conditions with respect to the Mortgage Loan, the Mortgaged Property, the Mortgagor or the Mortgagor’s credit standing that can be reasonably expected to materially adversely affect the value or marketability of the Mortgage Loan;

(lxiii)

each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans.  Upon delivery of an Assignment of Mortgage to the Trustee, such assignment is in recordable form for the applicable jurisdiction where the related Mortgaged Property is located;

(lxiv)

no Mortgage Loan is a construction loan;

(lxv)

the Seller is in possession of a complete Mortgage File, except those documents delivered as directed by the Purchaser, and there are no custodial agreements in effect adversely affecting the right or ability of the Seller to make the document deliveries required hereby;

(lxvi)

no Mortgaged Property was, as of the Closing Date, located within a one-mile radius of any site listed in the National Priorities List as defined under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of hazardous waste sites which are known to contain any hazardous substance or hazardous waste;

(lxvii)

the Mortgaged Property is lawfully occupied under applicable law.  All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the related Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, had been made or obtained from the appropriate authorities;

(lxviii)

the Seller has no knowledge of any toxic or hazardous substances affecting the Mortgaged Property or any violation of any local, state, or federal environmental law, rule, or regulation.  The Seller has no knowledge of any pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule, or regulation is an issue;

(lxix)

none of the Mortgage Loans is subject to a bankruptcy plan;

(lxx)

the collection practices used by the Seller with respect to the Mortgage Loans have been, in all material respects, legal, proper, prudent and customary in the non-conforming mortgage servicing business;

(lxxi)

the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Purchaser pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

(lxxii)

each Mortgage Loan, at the time it was originated, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

(lxxiii)

no Mortgage Loans are “high-cost loans” as defined by the Georgia Fair Lending Act of 2002 or any other applicable predatory and abusive lending legislation;

(lxxiv)

with respect to the Mortgage Loans in Loan Group 1:

(a)

No Mortgage Loan was originated in the State of Georgia;

(b)

The applicable Servicer for each Mortgage Loan has accurately and fully reported and will accurately and fully report its borrower credit files to all three credit repositories in a timely manner;

(c)

No Mortgage Loan in Loan Group 1 imposes a Prepayment Premium for a term in excess of three years;

(d)

The Seller has no reason to believe that any borrower will default under a Mortgage Loan in Loan Group 1, or that foreclosure proceedings will be commenced with respect to any such Mortgage Loan, within the six months immediately following the Closing Date;

(e)

The Cut-off Date Balance of each such Mortgage Loan in Loan Group 1 does not exceed the maximum original loan amount limitations set forth in the Freddie Mac Seller/Servicer Guide with respect to one-to-four family residential mortgage loans, whether first lien, subordinate lien or combined lien mortgage loans, as applicable;

(f)

No Mortgage Loan in Loan Group 1 was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 (15 USC § 1602(c)), Regulation Z (12 CFR 226.32) or any comparable state law; and

(g)

No proceeds from any Mortgage Loan in Loan Group 1 were used to finance single-premium credit insurance policies; and

(lxxv)

the information set forth in the Prepayment Premium Schedule included as part of the Mortgage Loan Schedule (including the Prepayment Premium Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Premium is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure) under applicable state law.

It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian on behalf of the Trustee or its designee on behalf of the Purchaser.

SECTION 3.3.

Remedies for Breach.  With respect to a breach of any representation or warranty set forth in Section 3.1 or Section 3.2 that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchase or the Puchaser’s assignee, transferee or designee, the Seller hereby agrees to comply with the remedy provisions set forth in Section 2.05 of the Trust Agreement with respect thereto.  With respect to the representations and warranties which are made to the best of the Seller’s knowledge, if it is discovered by the Purchaser, the Seller, the Underwriter, the Trustee, the Master Servicer, the Servicer, the Subservicer or any assignee, transferee or designee of the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the Mortgage Loans or the interests of the Purchaser therein, notwithstanding such Seller’s lack of knowledge with respect to the substance of such representation or warranty, remedies for breach will apply to such inaccuracy.  Upon discovery by the Purchaser, the Seller, the Underwriter, the Trustee, the Master Servicer, the Servicer, the Subservicer or any assignee, transferee or designee of the Purchaser of a breach of any of the representations and warranties of the Seller contained in Section 3.1 or 3.2 of this Agreement that materially and adversely affects the value of any Mortgage Loan or the interest therein of the Purchaser or the Purchaser’s assignee, transferee or designee, the party discovering the breach shall give prompt written notice to the others.  Within 60 days of its discovery or its receipt of notice of any such missing or materially defective documentation or any such breach of a representation or warranty, the Seller shall promptly deliver such missing document or cure such defect or breach in all material respects, or in the event such defect or breach cannot be cured, the Seller shall repurchase the affected Mortgage Loan or cause the removal of such Mortgage Loan from the Trust and substitute for it one or more Qualifying Substitute Mortgage Loans, in either case, in accordance with Sections 2.02, 2.04 and 2.05 of the Trust Agreement.

ARTICLE IV
SELLER’S COVENANTS

SECTION 4.1.

Covenants of the Seller.  (a) The Seller hereby covenants that except for the transfer hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Mortgage Loan, or any interest therein; the Seller will notify the Trustee at the Trustee’s Corporate Trust Office, as assignee of the Purchaser, of the existence of any Lien on any Mortgage Loan immediately upon discovery thereof; and the Seller will defend the right, title and interest of the Trust, as assignee of the Purchaser, in, to and under the Mortgage Loans, against all claims of third parties claiming through or under the Seller.

(b)

The Seller hereby covenants to the Purchaser that at any time when a prospectus relating to the Certificates is required to be delivered pursuant to the Securities Act (as to which the Purchaser will give the Seller notice), if the Seller has knowledge that there has been a material change affecting the disclosures in the Prospectus Supplement relating to the Seller Information contain any untrue fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Seller promptly will notify the Purchaser of such change, untrue fact or omission and update the Prospectus Supplement at its expense subject to the prior written consent of the Purchaser.  The Seller also agrees that, if required by applicable law, it will update the information relating to the Seller or the Mortgage Loans in the Prospectus Supplement at its expense, subject to the prior written consent of the Purchaser.

ARTICLE V
SERVICING

SECTION 5.1.

Servicing.  The Seller shall initially service and administer the Mortgage Loans from and after the Closing Date until on or about November 1, 2003.  The Seller has arranged for Wells Fargo Bank Minnesota, National Association to act as Master Servicer of the Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement and, after on or about November 1, 2003, for Chase Manhattan Mortgage Corporation to service and administer the Mortgage Loans pursuant to the terms and conditions of the Servicing Agreement.

ARTICLE VI
INDEMNIFICATION BY THE SELLER
WITH RESPECT TO THE MORTGAGE LOANS

SECTION 6.1.

Indemnification.  (a)  In addition to any repurchase and cure obligations of the Seller under this Agreement, the Seller agrees to indemnify and hold harmless the Purchaser, each of its directors, each of its officers and each person or entity who controls the Purchaser or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, as incurred, to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Purchaser, each such director and officer and each such controlling person for any legal or other expenses incurred by the Purchaser or such controlling person in connection with investigating or defending any such loss, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Seller, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Seller Information or any untrue statement or alleged untrue statement of any material fact contained in the information on any computer tape furnished to the Purchaser or any affiliate by or on behalf of the Seller which contains information regarding the assets or proposed assets of the Trust and which is used in preparation of written marketing materials used in connection with  the marketing of the Certificates.  This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

(b)

The Purchaser agrees to indemnify and hold harmless the Seller, each of its officers, directors and each person or entity who controls the Seller or any such person, against any and all losses, claims, damages or liabilities, joint and several, as incurred, to which the Seller, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Seller, each such officer or director and each such controlling person for any legal or other expenses incurred by the Seller, each such officer and director and each such controlling person for any legal or other expenses incurred by such person or entity in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus or the Prospectus Supplement or any amendment or supplement to the Prospectus or the Prospectus Supplement or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Prospectus or the Prospectus Supplement or any amendment or supplement to the Prospectus or the Prospectus Supplement, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information constituting Purchaser Information.  This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

(c)

Promptly after receipt by any indemnified party under this Article VI of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Article VI, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Article VI except to the extent it has been materially prejudiced by such failure and; provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Article VI.

If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Article VI for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless:  (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised in writing by such counsel that there may be one or more claims or legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Article VI include the Purchaser, or by the Seller, if the indemnified parties under this Article VI include the Seller.

Each indemnified party, as a condition of the indemnity agreements contained in Section 6.1 (a) and (b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim.  No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to consent to a settlement of any action, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and the indemnifying party has not previously provided the indemnified party with written notice of its objection to such settlement.  No indemnifying party shall effect any settlement of any pending or threatened proceeding in respect of which an indemnified party is or could have been a party and indemnity is or could have been sought hereunder, without the written consent of such indemnified party unless settlement includes an unconditional release of such indemnified party from all liability and claims that are the subject matter of such proceeding, in which event the indemnified party will have an opportunity to review and participate in the preparation of any findings of fact made in connection with such settlement.

(d)

In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Article is for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Seller and the Purchaser (i) in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the sale of the Mortgage Loans such that the Purchaser is responsible for that portion of the loss equal to the amount of the loss multiplied by a fraction whose numerator is the difference between the Purchase Price and the proceeds received by the Purchaser from the sale of the Certificates and whose denominator is the Purchase Price and the Seller shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section, each officer and director of the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Purchaser and each director of the Seller, each officer of the Seller, and each person, if any, who controls the Seller within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Seller.  Notwithstanding anything in this paragraph (d) to the contrary, the Purchaser shall not be required to contribute an amount in excess of the amount of the underwriting discounts and commissions received by the Underwriter in connection with the Underwriter’s purchase of the Certificates.

(e)

The Seller agrees to indemnify and to hold each of the Purchaser, the Trustee, each of the officers and directors of each such entity and each person or entity who controls each such entity or person and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser, the Trustee or any such person or entity and any Noteholder may sustain in any way (i) related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement or (ii) arising from a breach by the Seller of its representations and warranties in Article III of this Agreement.  The Seller shall immediately notify the Purchaser, the Trustee, and each Noteholder if a claim is made by a third party with respect to this Agreement, the Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Purchaser, the Trustee or any such person or entity and/or any Noteholder in respect of such claim.

ARTICLE VII
TERMINATION

SECTION 7.1.

Termination.  The respective obligations and responsibilities of the Seller and the Purchaser created hereby shall terminate, except for the Purchaser’s and Seller’s indemnity obligations as provided herein, upon the termination of the Trust as provided in Article VII of the Trust Agreement.

ARTICLE VIII
MISCELLANEOUS PROVISIONS

SECTION 8.1.

Amendment.  This Agreement may be amended from time to time by the Seller and the Purchaser, by written agreement signed by the Seller and the Purchaser.

SECTION 8.2.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

SECTION 8.3.

Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

(i)

if to the Seller:

Fieldstone Mortgage Company
11000 Broken Lane Parkway
Columbia, Maryland 21044
Attention: Chief Financial Officer

or, such other address as may hereafter be furnished to the Purchaser in writing by the Seller.

(ii)

if to the Purchaser:

Structured Asset Securitization Corporation
745 Seventh Avenue
7th Floor
New York, New York 10019
Attention: Mortgage Finance Fieldstone 2003-1

or such other address as may hereafter be furnished to the Seller in writing by the Purchaser.

SECTION 8.4.

Severability of Provisions.  If any one or more of the covenants, agreements, provisions of terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity of enforceability of the other provisions of this Agreement.

SECTION 8.5.

Counterparts.  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

SECTION 8.6.

Further Agreements.  The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or reasonable and appropriate to effectuate the purposes of this Agreement or in connection with the issuance of any series of Certificates representing interests in the Mortgage Loans.

Without limiting the generality of the foregoing, as a further inducement for the Purchaser to purchase the Mortgage Loans from the Seller, the Seller will cooperate with the Purchaser in connection with the sale of any of the securities representing interests in the Mortgage Loans.  In that connection, the Seller will provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request and will provide to the Purchaser such additional representations and warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably required in connection with such transactions and the offering of securities rated “Aaa” by Moody’s and “AAA” by Standard & Poor’s.

SECTION 8.7.

Intention of the Parties.  It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, the Mortgage Loans rather than pledging the Mortgage Loans to secure a loan by the Purchaser to the Seller.  Accordingly, the parties hereto each intend to treat the transaction for Federal income tax and all other purposes (other than for accounting purposes) as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans.  The Purchaser will have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which will affect the Federal income tax consequences of owning the Mortgage Loans and the Seller will cooperate with all reasonable requests made by the Purchaser in the course of such review.

SECTION 8.8.

Successors and Assigns: Assignment of Purchase Agreement.  The Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Trustee.  The obligations of the Seller under this Agreement cannot be assigned or delegated to a third party without the consent of the Purchaser, which consent shall be at the Purchaser’s sole discretion.  The parties hereto acknowledge that the Purchaser is acquiring the Mortgage Loans for the purpose of contributing them to a trust that will issue a series of certificates representing undivided interests in such Mortgage Loans.  As an inducement to the Purchaser to purchase the Mortgage Loans, the Seller acknowledges and consents to the assignment by the Purchaser to the Trust and the pledge by the Trust to the Trustee of all of the Purchaser’s rights against the Seller pursuant to this Agreement insofar as such rights relate to Mortgage Loans transferred to such the Trust and Trustee and to the enforcement or exercise of any right or remedy against the Seller pursuant to this Agreement by the Trust or the Trustee.  Such enforcement of a right or remedy by the Trust or the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser directly.

SECTION 8.9.

Survival.  The representations and warranties set forth in Sections 3.1 and 3.2 and the provisions of Article VI shall survive the purchase of the Mortgage Loans hereunder and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.  The representations and warranties shall not be impaired by any review and examination of documents to be delivered or held by the Seller in respect of each Mortgage Loan or other documents evidencing or relating to the Mortgage Loans or any failure on the part of the Purchaser or any successor or assignee thereof to review or examine such documents.

IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Mortgage Loan Purchase Agreement by their respective officers thereunto duly authorized as of the day and year first above written.

STRUCTURED ASSET SECURITIZATION CORPORATION,

   as Purchaser

By:  /s/ Samir Tabet

Name:

Samir Tabet

Title:

Managing Director

FIELDSTONE MORTGAGE COMPANY,

   as Seller

By:   Robert Partlow

Name:

Robert Partlow

Title:

Senior Vice President

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

On the 3rd day of October 2003 before me, a Notary Public in and for said State, personally appeared Samir Tabet, known to me to be a Managing Director of Structured Asset Securitization Corporation, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Kenmoore V. Thomas

Notary Public

STATE OF MARYLAND

)

) ss.:

COUNTY OF BALTIMORE CITY

)

On the 6th day of October 2003 before me, a Notary Public in and for said State, personally appeared Robert Partlow, known to me to be a Senior Vice President of Fieldstone Mortgage Company, the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

________________________

Notary Public

SCHEDULED I

MORTGAGE LOANS

(including Prepayment Charge Schedules and Prepayment Charge Summary)

STATE OF ________________

)

) ss.:

COUNTY OF ______________

)

On the ____ day of __________ before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a ____________________ of ____________________, the corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

STATE OF ________________

)

) ss.:

COUNTY OF ______________

)

On the ____ day of __________ before me, a Notary Public in and for said State, personally appeared ____________________, known to me to be a ____________________ of ____________________, the company that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public